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                                                                   EXHIBIT 10.27

            Second Amendment to ISV License and Marketing Agreement

This Second Amendment, effective December ____, 22, 2000 (the "Second Amendment"), further amends the ISV License and Marketing Agreement dated March 31, 1999, as amended (the "Agreement") between Blue Martini Software, Inc. ("ISV") and Blaze Software Inc., previously known as Neuron Data, Inc. All references in the Agreement to Neuron Data or ND will mean Blaze Software.

The parties agree to amend the Agreement as follows:

1. Definitions. Unless otherwise defined in this Second Amendment, all terms are
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   defined in the Agreement.

2. Licensed Product. Section 1 and Exhibit A of the Agreement are amended to
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   include "Dawn Software" in the definition of "Licensed Product" in the
   Agreement, in particular by adding "Dawn Software" to the list of "Neuron Data Product(s)" set forth in Exhibit A (Agreement Particulars) of the Agreement.

3. Covered Software. Section 2 of that certain Amendment to the Agreement dated
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   June 30, 2000 (the "Amendment") is amended by adding "Dawn Software" to the list of "Blaze Software covered by the contract".

4. Application. Exhibit A of the Agreement is amended by replacing the table
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   titled "ISV Applications" (listing five Blue Martini modules) with "ISV
   Applications: Blue Martini Customer Interaction System (including all modules)".

5. Target Markets. Exhibit A of the Agreement is amended by replacing "E-
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   Commerce" with "E-Business (e.g., B-to-C, B-to-B, financial services, etc.)"
   in the table titled "Target Markets".

6. Payment. Notwithstanding anything in the Agreement (including its Exhibits
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   and Amendment) to the contrary, the sole payment obligation by ISV to Blaze
   Software in connection with the license to Dawn Software granted under this Second Amendment is a one-time payment of [...***...], due January 31, 2001. At ISV's option, ISV may pay Blaze Software the sum of [...***...], in exchange for which the license granted by Blaze Software to ISV regarding Dawn Software will be automatically deemed perpetual and irrevocable. No additional royalties or support or maintenance payments will be due in connection with Dawn Software.

7. License Grant. Section 2.2 (License Grant) of the Agreement is hereby amended
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   to read in full as follows:

      License Grant. Subject to the terms and conditions of this Agreement,
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      Blaze Software hereby grants to ISV a non-exclusive, non-transferable
      (except pursuant to Section 10.2), license to use, copy and distribute Licensed Products (including



[...***...] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
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              REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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      softcopy documentation), to be used on all Supported Platform(s) and according to the Documentation, and subject to payment of all current License Fees and Support and Maintenance Fees set forth in Exhibit A, only for the following purposes: (a) to develop, market and distribute (directly or through distributors) Applications for the Target Market(s) as defined in the Agreement, and (b) to allow ISV (directly or through distributors) to provide support services to ISV Licensees with respect to Applications (particularly, as to embedded Licensed Product). Other than as expressly provided in Section 2 of the Agreement, no grant of any right or license to any Licensed Product, Blaze Software Trademark, Confidential Information or other Blaze Software property is made or implied.

8.  Trade Secret Protection. Section 2.3 (Trade Secret Protection) of the
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    Agreement is hereby amended by adding the following sentence at the end of the paragraph:

           "Notwithstanding the foregoing, ISV may make the Licensed Product available as embedded in the Application(s) on an ASP (application service provider) basis and may localize and/or port the Licensed Product (as embedded in the Applications) to additional languages and platforms as part of localizing and/or porting the Applications."

9.  Support and Maintenance.  Dawn Software is being licensed to ISV without any
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    obligation by Blaze Software to provide, or ISV to pay for, any support or maintenance.

10. Warranty and Indemnification. Dawn Software is being licensed to ISV "as
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    is." BLAZE SOFTWARE EXPRESSLY DISCLAIMS ANY WARRANTY OR REPRESENTATION OF
    NON-INFRINGEMENT FOR DAWN SOFTWARE. BLAZE SOFTWARE WILL NOT INDEMNIFY ISV
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    FOR ANY INTELLECTUAL PROPERTY RIGHT INFRINGEMENT CLAIM MADE BY ANY THIRD
    PARTY AS TO DAWN SOFTWARE.

11. Term and Termination.  This Amendment is coterminous with the Agreement.
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Except as expressly amended or contradicted by this Amendment, all terms of the
Agreement remain in force.

Agreed:

Blue Martini Software, Inc. ("ISV")    Blaze Software, Inc. ("Blaze Software")



By: /s/ JOHN E. CALONICO, JR.          By: /s/ ROBERT MICHITARIAN
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Printed                                Printed
Name: John E. Calonico, Jr.            Name: Robert Michitarian
Title: Chief Financial Officer         Title: Vice President, General Counsel